Registration Nos. 333-224509

811-22684

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. 2	[X]

Post-Effective Amendment No. ____	[ ]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 2	[X]

DAXOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

350 Fifth Avenue (Empire State Building)
Suite 4740
New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(212) 330-8500

(Registrant’s Telephone Number, including Area Code)

Michael Feldschuh	Copy to:
Daxor Corporation	Peter D. Fetzer
350 Fifth Avenue (Empire State Building)	Foley & Lardner LLP
Suite 4740	777 East Wisconsin Avenue
New York, New York 10118	Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

[X]	Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.

It is proposed that this filing will become effective (check appropriate box):

[ X ]	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is __________.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)		Amount of Registration Fee
Common Stock, par value $0.001 per share	(1)	(2)	$28,000,000	(3)	$3,486	(4)

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.

(2)	The proposed maximum offering price per share will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

(4)	Paid previously.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 to Form N-2 Registration Statement is being filed to check the box on the cover page that says the filing will become effective when declared effective pursuant to Section 8(c) and to revise the table disclosing management information in the Schedule of Additional Information to reflect the number of portfolios overseen by the directors, and the term of each director and officer. In addition, Amendment No. 1 to Form N-2 Registration Statement revised the common stock market price table in the Prospectus Statement to reflect the period high and low market price per share. The filing does not reflect a new Part C information or any new information, except as explained above, subsequent to the filing of the Form N-2 Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

subject to completion

Preliminary PROSPECTUS Dated May 9 , 2018

BASE PROSPECTUS

$28,000,000

Daxor Corporation

Common Stock

Daxor Corporation is an investment company with medical instrumentation and biotechnology operations. While the company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities, the company is dependent upon earnings from its investment portfolio to fund operations. While Daxor Corporation is registered as a closed-end investment company, it has always conducted its business as an operating company and has never been in, or held itself out to be in, the business of investing, reinvesting, owning, holding or trading in securities.

Our major focus is the development of the BVA-100 ® Blood Volume Analyzer, an instrument that rapidly and accurately measures human blood volume. This instrument is used in conjunction with Volumex ®, a single-use radiopharmaceutical diagnostic injection and collection kit. We also own the Daxor Oak Ridge Operations (DORO) facility in Oak Ridge, Tennessee, which manufactures, tests, and develops next-generation models of the BVA-100 ®.

We may offer shares of our common stock, par value $0.01 per share, from time to time under this prospectus, together with any applicable prospectus supplement, at prices and on terms to be determined by market conditions at the time of offering. This prospectus provides you with a description of the common stock we may offer. Each time we offer securities, we will provide a prospectus supplement that will describe the specific amounts, prices and other important terms of the offering.

In addition, we are registering shares of our common stock for resale by the selling shareholder named in this prospectus, or its transferees, pledges , donees or successors. We will not receive any proceeds from the sale of these shares, although we have paid the expenses of preparing this prospectus and the related registration statement.

Holders of our common stock are entitled to dividends as our board of directors may declare from time to time out of legally available funds. Each holder of our common stock is entitled to one vote per share. Our common stock is described in greater detail in this prospectus under “Daxor Corporation Common Stock”.

A prospectus supplement that we may authorize to be provided to you may also add, update or change information contained in this prospectus or in documents we have incorporated by reference. However, no prospectus supplement will offer a security that is not registered and described in this prospectus at the time of the effectiveness of the registration statement of which this prospectus is a part.

We may offer shares of common stock (1) directly to one or more purchasers, (2) through agents that we may designate from time to time or (3) to or through underwriters or dealers. We, and our underwriters or agents, reserve the right to accept or reject all or part of any proposed purchase of securities. If we do offer securities through underwriters or agents, we will include in the applicable prospectus supplement: (1) the names of those underwriters or agents; (2) applicable fees, discounts and commissions to be paid to them; (3) details regarding over-allotment options, if any; and (4) the net proceeds to us.

You should rely only on the information that we have provided or incorporated by reference in this prospectus, and any applicable prospectus supplement that we may authorize to be provided to you. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus, and any applicable prospectus supplement. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus, and the accompanying prospectus supplement. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you.

This prospectus and the accompanying supplement to this prospectus do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the registered securities to which they relate, nor do this prospectus and the accompanying supplement to this prospectus constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. You should not assume that the information contained in this prospectus and any applicable prospectus supplement is accurate on any date subsequent to the date set forth on the front of the document or that any information we have incorporated by reference therein is correct on any date subsequent to the date of the document incorporated by reference, even though this prospectus and any applicable prospectus supplement is delivered or the applicable securities are sold on a later date.

Our common stock has continuously been traded since its initial public offering. The company’s common stock is traded on the NYSE American Exchange under the symbol DXR.

There are risks involved in investing in the Daxor Corporation’s stock. See the “Risk Factors” section beginning on page 8 of this prospectus.

This prospectus sets forth concisely the information about Daxor Corporation that a prospective investor ought to know before investing. This prospectus should be retained for future reference. Additional information about the company, in the form of a Statement of Additional Information, dated as of the date of this prospectus, is incorporated herein by reference. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 27 of this prospectus, or request other information about the company (including our annual and semi-annual reports) or make shareholder inquiries by calling (888) 774-3268 or by writing us at 350 Fifth Avenue (Empire State Building), Suite 4740, New York, New York 10118, Attention Corporate Secretary; or you may obtain a copy (and other information regarding the company) from the SEC’s website (www.sec.gov). Free copies of our reports and the SAI will also be available from our website at www.Daxor.com.

The date of this prospectus is May [●], 2018.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should rely only on the information included or incorporated by reference in this prospectus. Daxor Corporation has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. You should not assume that the information included in this prospectus is accurate as of any date other than the date on the front of this prospectus. The company’s prospects and its business, financial condition and results of operations, each may have changed since the date on the front of this prospectus.

FEE TABLE AND SYNOPSIS

The following table contains information about the costs and expenses that shareholders will bear directly or indirectly. The table is based on the capital structure of the company as of March 31, 2018 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of common stock, would bear directly or indirectly.

Common Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	—	%(1)
Offering expenses borne by shareholders (as a percentage of offering price)	—	%(2)

Percentage of Net Assets
Annual Expenses	Attributable to Common Shares(3)
Management fees(4)	None
Other expenses	1.9%
Total annual expenses	1.9%

(1)	If shares of common stock to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the company.

(2)	The company will bear the costs of the offering expenses, and the prospectus supplement will set forth the estimated offering costs.

(3)	Based upon average net assets applicable to shares of common stock during the fiscal year ended December 31, 2017.

(4)	The company does not pay a management fee.

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in shares of common stock, assuming (1) “Total annual expenses” of 1.9% of net assets attributable to shares and (2) a 5% annual return. The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the company’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at net asset value.

	1 Year	3 Years	5 Years	10 Years
Total Expenses paid by Common Shareholders	$19	$57	$95	$190

The example above does not include sales loads or estimated offering costs. In connection with an offering of shares of common stock, the prospectus supplement will set forth an Example including sales load and estimated offering costs.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the company’s financial performance. The information in this table is derived from the company’s financial statements audited by its independent registered public accounting firm for the company, whose report on such financial statements, together with the financial statements of the company, are included in the company’s annual report to shareholders for the fiscal year ended December 31, 2017, and are incorporated by reference into the SAI.

1

Financial Highlights

	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value Per Share, Beginning of Year	$4.04	$3.74

Income (loss) from operations:
Net investment income	0.07	0.03
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.23	0.56
Net realized and unrealized loss from operating division	(0.62)	(0.21)
Income tax (expense) benefit	-	-
Other	(0.01)	(0.05)
Total income (loss) from Investment Operations	(0.33)	0.33

Less:
Distributions to shareholders from net investment income	(0.03)	(0.03)

Increase (decrease) in Net Asset Value Per Share	(0.36)	0.30

Net Asset Value Per Share, End of Year	$3.68	$4.04

Market Price Per Share of Common Stock, Beginning of Year	$8.24	$7.60
Market Price Per Share of Common Stock, End of Year	4.57	8.24
Change in Price Per Share of Common Stock	$(3.67)	$0.64

Total Investment Return	(44.54)%	8.42%

Weighted Average Shares Outstanding	3,767,756	3,825,476

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$13,758	$15,344

Ratio of total expenses to average net assets	1.90%	2.44%

Ratio of net investment income before income taxes to average net assets	1.89%	0.86%

Ratio of net investment (loss) income after income taxes to average net assets	1.72%	0.78%

Portfolio turnover rate	3.63%	7.59%

2

	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2013
Net Asset Value Per Share, Beginning of Year	$6.16	$6.45	$8.50

Income (loss) from operations:
Net investment income	0.11	0.23	1.26
Net realized and unrealized gain (loss) from investments, options and securities borrowed	(2.12)	(1.34)	(3.26)
Net realized and unrealized loss from operating division	-	-	-
Income tax (expense) benefit	(0.32)	0.87	-
Other	(0.05)	(0.02)	-
Total income (loss) from Investment Operations	(2.36)	(0.26)	(2.00)

Less:
Distributions to shareholders from net investment income	(0.04)	(0.03)	(0.05)

Increase (decrease) in Net Asset Value Per Share	(2.42)	(0.29)	(2.05)

Net Asset Value Per Share, End of Year	$3.74	$6.16	$6.45

Market Price Per Share of Common Stock, Beginning of Year	$6.80	$6.83	$7.62
Market Price Per Share of Common Stock, End of Year	7.60	6.98	6.83
Change in Price Per Share of Common Stock	$0.80	$0.15	$(0.79)

Total Investment Return (2015, 2014 only)	11.76%	2.20%	-

Total Return on Average Net Assets (2013 only)	-	-	(27.40)%

Weighted Average Shares Outstanding	3,921,697	4,040,242	4,114,591

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$14,427	$24,580	$26,370

Ratio of total expenses to average net assets	3.06%	2.70%	2.04%

Ratio of net investment income before income taxes to average net assets	2.31%	3.63%	4.62%

Ratio of net investment (loss) income after income taxes to average net assets	(4.18)%	17.48%	16.86%

Portfolio turnover rate	7.43%	3.34%	8.90%

3

PLAN OF DISTRIBUTION

We may sell the securities being offered hereby in one or more of the following ways from time to time:

●	through agents to the public or to investors;

●	to underwriters for resale to the public or to investors; and

●	directly to investors; or through a combination of any of these methods of sale.

We will set forth in a prospectus supplement the terms of that particular offering of securities, including:

●	the name or names of any agents or underwriters;

●	the purchase price of the securities being offered and the proceeds we will receive from the sale;

●	any over-allotment options under which underwriters may purchase additional securities from us;

●	any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; and

●	any discounts or concessions allowed or reallowed or paid to dealers.

Agents

We may designate agents who agree to use their reasonable efforts to solicit purchases of our securities for the period of their appointment or to sell our securities on a continuing basis.

Underwriters

If we use underwriters for a sale of securities, the underwriters will acquire the securities for their own account. The underwriters may resell the securities in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The obligations of the underwriters to purchase the securities will be subject to the conditions set forth in the applicable underwriting agreement. The underwriters will be obligated to purchase all the securities of the series offered if they purchase any of the securities of that series. We may change from time to time any initial public offering price and any discounts or concessions the underwriters allow or reallow or pay to dealers. We may use underwriters with whom we have a material relationship. We will describe the nature of any such relationship in any prospectus supplement naming any such underwriter. Only underwriters we name in the prospectus supplement are underwriters of the securities offered by the prospectus supplement.

Direct Sales

We may also sell securities directly to one or more purchasers without using underwriters or agents. Underwriters, dealers and agents that participate in the distribution of the securities may be underwriters as defined in the Securities Act of 1933, as amended (the “Securities Act”), and any discounts or commissions they receive from us and any profit on their resale of the securities may be treated as underwriting discounts and commissions under the Securities Act. We will identify in the applicable prospectus supplement any underwriters, dealers or agents and will describe their compensation. We may have agreements with the underwriters, dealers and agents to indemnify them against specified civil liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with or perform services for us in the ordinary course of their businesses.

4

Stabilization Activities

Any underwriter may engage in overallotment, stabilizing transactions, short covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Short covering transactions involve purchases of the securities in the open market after the distribution is completed to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. The underwriters may discontinue any of these activities, if commenced, at any time.

General

Agents, underwriters, or dealers participating in an offering of Common Shares may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered shares of common stock for whom they act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us in the ordinary course of business.

Pursuant to a requirement of the Financial Industry Regulatory Authority, or FINRA, the maximum compensation to be received by any FINRA member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by us for the sale of any securities being registered pursuant to Rule 415 under the Securities Act.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the shares of common stock not yet issued as of the date of this prospectus.

To the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of portfolio transactions on behalf of the company after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of shares of common stock for sale to their online brokerage account holders. Such allocations of shares of common stock for internet distributions will be made on the same basis as other allocations. In addition, shares of common stock may be sold by the underwriters to securities dealers who resell shares of common stock to online brokerage account holders.

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SELLING SHAREHOLDER

We are registering certain of the shares covered by this prospectus on behalf of the selling shareholder named in the table below (including its donees, pledgees, transferees or other successors-in-interest who receive any of the shares covered by this prospectus). We are registering the shares to permit the selling shareholder to offer these shares for resale from time to time. The selling shareholder may sell all, some or none of the shares covered by this prospectus. All information with respect to beneficial ownership has been furnished to us by the selling shareholder.

SELLING SHAREHOLDER	NUMBER OF SHARES OWNED PRIOR TO THIS OFFERING	NUMBER OF SHARES BEING OFFERED HEREBY	SHARES OWNED AFTER OFFERING (1)
			NUMBER	PERCENTAGE (2)
Joseph Feldschuh Estate	2,774,455	300,000	2,474,455	47%

(1)	Assumes that the shareholder disposes of all of the shares of common stock covered by this prospectus and does not acquire or dispose of any additional shares of common stock. However, the selling shareholder is not representing that any of the shares covered by this prospectus will be offered for sale, and the selling shareholder reserves the right to accept or reject, in whole or in part, any proposed sale of shares.

(2)	The percentage of common stock beneficially owned is based on the shares of common stock outstanding on March 31, 2018. This prospectus also covers any additional shares of common stock that become issuable in connection with the shares being registered by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of outstanding shares of our common stock.

USE OF PROCEEDS

Except as described in any applicable prospectus supplement in connection with a specific offering, we currently intend to use the net proceeds from the sale of the securities offered hereby for working capital and other general corporate purposes, including to develop our products, fund capital expenditures, make investments in or acquisitions of other businesses, solutions or technologies or repay a portion of our outstanding borrowings. We currently have no plan or proposal to make any particular such investment or acquisition. Pending these uses, we intend to invest the net proceeds in, interest-bearing, investment-grade securities.

The selling shareholder will receive all of the proceeds from the sale of the common stock offered by this prospectus for the selling shareholder. We will not receive any of the proceeds from the sale of such common stock.

6

GENERAL DESCRIPTION OF DAXOR CORPORATION

General

Daxor Corporation is an investment company with medical instrumentation and biotechnology operations. Daxor Corporation was originally incorporated in New York State as Iatric Corporation in May 1971 for cryobanking services and discontinued these services through its wholly-owned subsidiary, Scientific Medical Systems in 2017. In October 1971, the name Iatric Corporation was changed to Idant Corporation. In May 1973, the name Idant Corporation was changed to Daxor Corporation.

Our principal executive offices are located at 350 Fifth Avenue, Suite 4740, New York, NY 10118.

While the company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities, the company is dependent upon earnings from its investment portfolio to fund operations. While Daxor Corporation is registering as a closed-end investment company, Daxor Corporation’s major focus will remain the development of the BVA-100 ® Blood Volume Analyzer, an instrument that rapidly and accurately measures human blood volume. This instrument is used in conjunction with Volumex ® , a single-use radiopharmaceutical diagnostic injection and collection kit.

We also own the Daxor Oak Ridge Operations (DORO) facility in Oak Ridge, TN, which manufactures, tests, and develops next-generation models of the BVA-100 ®.

We maintain an internet website at www.daxor.com. None of the information contained on this website is incorporated by reference into this prospectus or into any other document filed by us with the Securities and Exchange Commission.

Investment Objectives and Policies

Our objective is to support and expand our operating businesses, through organic growth (i.e., the rate of business expansion through internal enhancement of the business and operations as opposed to mergers, acquisitions and takeovers). The company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. Funds in excess of the company’s business needs are placed in instruments designed to maximize capital preservation and assure liquidity. The foregoing policies may be changed without a shareholder vote.

We concentrate our investments in the utility industry and has an investment policy that calls for a minimum of 80% of the company’s investment portfolio to consist of electric utility stocks. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary. At least once a year, the company reviews its investment strategy, and more frequently as needed, at board meetings.

The investment portfolio primarily consists of electric utility companies which are publicly traded common and preferred stock. In addition to receiving income from dividends from the securities held in the investment portfolio, we also has an investment policy of selling puts on stocks that we are willing to own. Such options usually have a maturity of less than 1 year. The company will also sell covered calls on securities within its investment portfolio. Covered calls involve stocks, which usually do not exceed 15% of the value of the company’s portfolio.

We will, at times, sell naked or uncovered calls, as well as, engage in short sales as part of a strategy to mitigate risk. Our net short position will usually amount to less than 15% of the company’s portfolio value.

7

Risk Factors

Investment Portfolio Risks

Market Risks

Loss of money is a risk of investing in the company. The net asset value of the company can be expected to change daily and you may lose money. There is no guarantee that the performance of our investment portfolio will be positive over any period of time, either short-term or long-term.

Equity Investments

Because we invest in equity securities, fluctuations in the stock market in general, as well as in the value of particular equity securities held by us, can affect the performance of our investment portfolio. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry and the value of the issuer’s assets.

Industry Concentration

We concentrate our investments within the electric utility industry. Because of its narrow industry focus, the performance of our investment portfolio is tied closely to and affected by developments in the electric utility industry, such as competition and weather. The electric utility industry is also sensitive to increased interest rates because of the industry’s capital intensive nature. Also, an increase in interest rates could cause some electric utilities to decrease dividends paid to shareholders which would reduce our investment income. The earnings of electric utility companies could also be negatively affected by power outages. Electric utilities operate in an environment of federal, state and local regulations, and these regulations may disproportionately affect an individual utility.

Non-Diversification

We may own larger positions in a smaller number of securities in its investment portfolio. An investment portfolio that is less diversified may be more susceptible to adverse economic, political, or regulatory developments affecting a single issuer than a fund that is more broadly diversified. Our exposure to non-diversification risk is mitigated due to the diversity of holdings consisting of 37 separate common and preferred stocks as of December 31, 2017.

Short Sale Risks

Our investment portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the investment portfolio’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the portfolio. Short sales expose our investment portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. The investment performance of our investment portfolio will also suffer if it is required to close out a short position earlier than it had intended. In addition, our investment portfolio may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the investment portfolio. Short positions introduce more risk to the investment portfolio than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

8

Put and Call Options Risk

Options transactions involve special risks that may make it difficult or impossible to close a position when we desire. These risks include: possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits.

Operating Company Risks

Our business is at an early stage of commercial development and we may struggle to generate significant commercial uptake in our products with our current resources.

Our business is at an early stage of commercial development. We have a base of installed devices at approximately 65 hospitals and clinics and approximately 40,000 kits have been used by clinicians. These sites are covered by a sales, marketing, technical, and clinical support team of 12 individuals composed of employees and consultants. Investment in expanding these resources will be required to reach larger target customers at hospitals and clinics across the country.

In addition, significant research and clinical studies on the potential benefits of blood volume analysis to guide therapeutic decisions will be required to gain acceptance into the guidelines of care and for broader clinical adoption. There is no guarantee that these studies will be successful or completed in a timely or cost-effective manner allowing the company to benefit commercially from their completion.

We will need additional capital to conduct our operations and develop our products, and our ability to obtain the necessary funding is uncertain.

We have used a significant amount of cash and retained earnings since inception to finance the continued development and testing of our BVA-100 system, and we expect to need additional capital resources in order to further commercialize the product as well as develop related products and updates to our existing device.

We may not be successful in maintaining operating cash flow, and the timing of our capital expenditures and other expenditures may impede our commercialization efforts if not sufficient. If financing is not sufficient and additional financing is not available or available only on terms that are detrimental to our long-term survival, it could have a material adverse effect on our ability to successfully commercialize our technology.

Additional financing through strategic collaborations, public or private equity or debt financings or other financing sources may not be available on acceptable terms for our operating company, or at all. Additional equity financing could result in dilution to our shareholders. Further, if we obtain additional funds through arrangements with collaborative partners, these arrangements may require us to relinquish rights to some of our technologies, product or products that we would otherwise seek to develop and commercialize on our own.

If sufficient capital is not available, we may be required to delay, reduce the scope of or eliminate one or more of our research or product development initiatives, any of which could have an adverse effect on our financial condition or business prospects.

9

Our financial reporting reflects our status as a closed-end investment fund with a wholly owned operating medical device subsidiary whose financial performance is not broken out in detail and reported on a regular basis as is the case with traditional operating companies. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Shareholders seek detailed financial information in their investments and our reporting structure conforms to that of an investment fund. Investors may become dissatisfied with the level of reporting detail that our current fund structure maintains and require greater transparency in the future or lose confidence in the management resulting in a negative impact on the stock price. While the company intends to file for a change of reporting structure in the future to a traditional operating company with the SEC as revenues from the operating subsidiary increase whether that will be achievable and at what date remains unknown at this point in time.

If our efforts to protect our intellectual property related to our technologies are not adequate, we may not be able to compete effectively in our market and our business would be harmed.

We rely upon a combination of patents, trade secret protection and confidentiality agreements to protect the intellectual property related to our technologies. Any disclosure to or misappropriation by third parties of our trade secrets or other confidential information could assist competitors in duplicating or surpassing our technological achievements, thus eroding the competitive advantage we may derive from these patents or know-how.

The strength of patents in the medical diagnostic field involves complex legal and scientific questions and can be uncertain. The patent applications we own may fail to result in issued patents in the United States or in foreign countries and existing patents on parts of our technology have entered the public domain. Third parties may challenge the validity, enforceability or scope of any issued patents we own or license or any applications that may issue as patents in the future, which may result in those patents being narrowed, invalidated or held unenforceable. Even if they are unchallenged, our patents and patent applications may not adequately protect our intellectual property or prevent others from developing similar products that do not fall within the scope of our patents. If the breadth or strength of protection provided by the patents we hold or pursue is threatened, our ability to commercialize any product candidates with technology protected by those patents could be threatened. Since patent applications in the United States and most other countries are confidential for a period of time after filing, we cannot be certain at the time of filing that we are the first to file any patent application related to our technology.

In addition to the protection afforded by patents, we seek to rely on trade secret protection and confidentiality agreements to protect proprietary know-how that is not patentable, processes for which patents are difficult to enforce and any other elements of our discovery platform and drug development processes that involve proprietary know-how, information or technology that is not covered by patents or not amenable to patent protection. Although we endeavor that all of our employees and certain consultants and advisors to assign inventions to us, and all of our employees, consultants, advisors and any third parties who have access to our proprietary know-how, information or technology to enter into confidentiality agreements, our trade secrets and other proprietary information may be disclosed or competitors may otherwise gain access to such information or independently develop substantially equivalent information. Further, the laws of some foreign countries do not protect proprietary rights to the same extent or in the same manner as the laws of the United States. As a result, we may encounter significant difficulty in protecting and defending our intellectual property both in the United States and abroad. If we are unable to prevent material disclosure of the trade secret intellectual property related to our technologies to third parties, we may not be able to establish or maintain the competitive advantage that we believe is provided by such intellectual property, which could materially adversely affect our market position and business and operational results.

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We may be involved in lawsuits to protect or enforce our patent, which could be expensive, time-consuming and unsuccessful.

Competitors may infringe our patents. To attempt to stop infringement or unauthorized use, we may need to enforce one or more of our patents, which can be expensive and time-consuming and distract management. If we pursue any litigation, a court may decide that a patent of ours or our licensor’s is not valid or is unenforceable, or may refuse to stop the other party from using the relevant technology on the grounds that our patents do not cover the technology in question. Further, the legal systems of certain countries, particularly certain developing countries, do not favor the enforcement of patents, which could reduce the likelihood of success of any infringement proceeding we pursue in any such jurisdiction. An adverse result in any infringement litigation or defense proceedings could put one or more of our patents at risk of being invalidated, held unenforceable, or interpreted narrowly and could put our patent applications at risk of not issuing, which could limit our ability to exclude competitors from directly competing with us in the applicable jurisdictions.

Interference proceedings provoked by third parties or brought by the U.S. PTO may be necessary to determine the priority of inventions with respect to our patents or patent applications or those of our licensors. An unfavorable outcome could require us to cease using the related technology or to attempt to license rights to use it from the prevailing party. Our business could be harmed if the prevailing party does not offer us a license on commercially reasonable terms, or at all. Litigation or interference proceedings may fail and, even if successful, may result in substantial costs and distract our management and other employees.

If we are unsuccessful in obtaining or maintaining patent protection for intellectual property in development, our business and competitive position would be harmed.

We are seeking patent protection for some of our technology and future products. Patent prosecution is a challenging process and is not assured of success. If we are unable to secure patent protection for our technology and product candidates, our business may be adversely impacted.

In addition, issued patents and pending international applications require regular maintenance. Failure to maintain our portfolio may result in loss of rights that may adversely impact our intellectual property rights, for example by rendering issued patents unenforceable or by prematurely terminating pending international applications.

If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed.

In addition to seeking patents for some of our technology and product candidates, we also rely on trade secrets, including unpatented know-how, technology and other proprietary information, to maintain our competitive position. We currently, and expect in the future to continue to, seek to protect these trade secrets, in part, by entering into confidentiality agreements with parties who have access to them, such as our employees, collaborators, contract manufacturers, consultants, advisors and other third parties. We also enter into confidentiality and invention or patent assignment agreements with our employees and consultants. Despite these efforts, any of these parties may breach the agreements and disclose our proprietary information, including our trade secrets, and we may not be able to obtain adequate remedies for any such disclosure. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret is difficult, expensive and time-consuming, and the outcome is unpredictable. In addition, some courts inside and outside the United States are less willing or unwilling to protect trade secrets. If any of our trade secrets were to be lawfully obtained or independently developed by a competitor, we would have no right to prevent them, or those to whom they disclose the trade secrets, from using that technology or information to compete with us. If any of our trade secrets were to be disclosed to or independently developed by a competitor, our competitive position would be harmed.

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We will have to hire additional executive officers and employees to expand our business. If we are unable to hire qualified personnel, we may not be able to implement our business strategy.

The loss of the services of any of our key product or business development employees could delay our product development programs and our research and development efforts. We do not maintain key person life insurance on any of our officers, employees or consultants. In order to develop our business in accordance with our business strategy, we will have to hire additional qualified personnel, including in the areas of sales, physician education, manufacturing, clinical trials management, regulatory affairs, and business development. We will need to raise sufficient funds to hire the necessary employees and have commenced our search for additional key employees.

We depend on key personnel for our continued operations and future success, and a loss of certain key personnel could significantly hinder our ability to move forward with our business plan.

Because of the specialized nature of our business, we are highly dependent on our ability to identify, hire, train and retain highly qualified scientific and technical personnel for the research and development activities we conduct or sponsor. The loss of one or more key executive officers, or scientific officers, would be significantly detrimental to us. In addition, recruiting and retaining qualified scientific personnel to perform research and development work is critical to our success. Our anticipated growth and expansion into areas and activities requiring additional expertise will require the addition of new management personnel and the development of additional expertise by existing management personnel.

Our employees may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements, which could cause our business to suffer.

We are exposed to the risk of employee fraud or other misconduct. Misconduct by employees could include intentional failures to comply with regulations of governmental authorities, such as the FDA or the European Medicines Agency, or EMA, to provide accurate information to the FDA or EMA, to comply with manufacturing standards we have established, to comply with federal, state and international healthcare fraud and abuse laws and regulations as they may become applicable to our operations, to report financial information or data accurately or to disclose unauthorized activities to us. Employee misconduct could also involve the improper use of information obtained in the course of clinical trials, which could result in regulatory sanctions and serious harm to our reputation. It is not always possible to identify and deter employee misconduct, and the precautions we currently take and the procedures we may establish in the future as our operations and employee base expand to detect and prevent this type of activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting us from governmental investigations or other actions or lawsuits stemming from a failure by our employees to comply with such laws or regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business and results of operations, including the imposition of significant fines or other sanctions.

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If we experience delays or difficulties in clinical outcome studies or lack the funding to conduct them, receipt of necessary outcome data could be delayed or prevented.

Clinical trials using our BVA-100 depend upon the successful funding, enrollment, and initiation of studies in coordination with research institutions and hospitals. The company does not have sufficient funds to fully sponsor as many outcome studies as may be warranted for adoption of our diagnostic as a standard of care. As such, the company depends upon a combination of grants and research agreements with sponsoring institutions for many of the studies that have been conducted with its technology and anticipates continuing to do so for the foreseeable future.

We and our suppliers are subject to extensive FDA regulation, which can be costly and time consuming and can subject us to unanticipated business costs or difficulties. Even though regulatory approval for products may have been granted, those products may still face regulatory difficulties.

All of our current and potential products, as well as those supplied to Daxor by third parties, processing and manufacturing activities, are subject to comprehensive regulation by the FDA in the United States and by comparable authorities in other countries. The company has spent considerable resources and time obtaining FDA and other required regulatory approvals but is still subject to regulatory action from the FDA if it chooses to revoke or enforce an interpretation of the regulations that would make distribution or manufacture of our products disallowed.

If we or third-party manufacturers we may contract with, violate regulatory requirements at any stage the FDA may take enforcement action(s) against us, which could include issuing a warning or untitled letter, placing a clinical hold on an ongoing clinical trial, product seizure, enjoining our operations, refusal to consider our applications for pre-market approval, refusal of an investigational new drug application, fines, or even civil or criminal liability, any of which could materially harm our reputation and financial results. In addition, if manufacturing problems occur, regulators may withdraw their approval or demand additional changes in product manufacture or marketing practices.

Enforcement actions we and our suppliers are subject to include:

●	warning letters or other actions requiring changes in product manufacturing processes or restrictions on product marketing or distribution;

●	product recalls or seizures or the temporary or permanent withdrawal of a product from the market;

●	suspending any ongoing clinical trials;

●	temporary or permanent injunctions against our production operations; and

●	fines, restitution or disgorgement of profits or revenue, the imposition of civil penalties or criminal prosecution.

The occurrence of any of these actions would likely cause a material adverse effect on our business, financial condition and results of operations.

Any difficulties or failures that we encounter regarding regulatory approval for our products or those of third-party suppliers would likely have a substantial adverse impact on our ability to generate product sales, and could make any search for a collaborative partner more difficult.

For some of our products, we currently lack sufficient manufacturing capabilities to produce our products in-house and rely upon third party suppliers. Disruption in our manufacturing supply, could negatively impact our ability to meet any future demand for the product.

We expect that we would need to significantly expand our manufacturing capabilities to meet potential demand for our diagnostic devices and Volumex kits. In addition we depend upon a single manufacturer for components of our products and a disruption in that supply could materially impact our business disrupting out ability to meet demand.

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We currently manufacture our BVA-100 device in a 20,000 square foot facility in Oak Ridge, Tennessee. If our facilities where our products are currently being manufactured or equipment were significantly damaged or destroyed, or if there were other disruptions, delays or difficulties affecting manufacturing capacity, including if such facilities are deemed not in compliance with current Good Manufacturing Practice, or GMP, requirements, future clinical studies and commercial production for our products would likely be significantly disrupted and delayed. It would be both time-consuming and expensive to replace this capacity with third parties, particularly since any new facility would need to comply with the regulatory requirements.

Ultimately, if we are unable to supply our products to meet commercial demand, whether because of processing constraints or other disruptions, delays or difficulties that we experience, our production costs could dramatically increase and sales of our products and their long-term commercial prospects could be significantly damaged.

To be successful, our diagnostic products must be broadly accepted by the healthcare community, which can be very slow to adopt or unreceptive to new technologies and products.

The products that we manufacture represent substantial departure from more established methods of volume assessment and compete with a number of more conventional therapies based upon measures of pressure or hemodynamics manufactured and marketed by major medical device companies. The degree of market acceptance and uptake of our products depends on a number of factors, including:

●	our establishment and demonstration to the medical community the clinical efficacy and safety of our proposed products;

●	our ability to demonstrate that our products are superior to alternatives currently on the market in accuracy and ease of use;

●	our ability to establish in the medical community the potential advantage of our diagnostic over alternative diagnostic methods; and

●	reimbursement policies of government and third-party payers.

If the healthcare community does not accept our products for any of these reasons, or for any other reason, our business would be materially harmed.

Our competition includes diagnostic companies that have significant advantages over us.

The market for medical diagnostic products is highly competitive. We expect that our most significant competitors will be fully integrated and more established medical device companies with extensive product lines and distribution networks. These companies may seek to develop similar products, and they have significantly greater capital resources and research and development, manufacturing, testing, regulatory compliance, and marketing capabilities. As a result, our competitors may develop more competitive or affordable products, or achieve earlier patent protection or product commercialization than we are able to achieve. Competitive products may render our products or future products that we develop obsolete.

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We may be subject to litigation that will be costly to defend or pursue and uncertain in its outcome.

Our business may bring us into conflict with our licensees, licensors or others with whom we have contractual or other business relationships, or with our competitors or others whose interests differ from ours. If we are unable to resolve those conflicts on terms that are satisfactory to all parties, we may become involved in litigation brought by or against us. That litigation is likely to be expensive and may require a significant amount of management’s time and attention, at the expense of other aspects of our business. The outcome of litigation is always uncertain, and in some cases could include judgments against us that require us to pay damages, enjoin us from certain activities, or otherwise affect our legal or contractual rights, which could have a significant adverse effect on our business.

We are exposed to the risk of liability claims, for which we may not have adequate insurance.

Since we participate in the health care industry, we may be subject to liability claims by employees, customers, end users and third parties for past products and services as well as current or future products. While the company carries liability insurance there can be no assurance that the liability insurance we carry will be adequate to cover claims asserted against us or that we will be able to maintain such insurance in the future

We currently have a marketing and sales force of approximately 12 employees and consultants. If we are unable to establish effective marketing and sales capabilities or enter into agreements with third parties to market and sell our product candidates, we may not be able to effectively market and scale our sales to a significant scale.

We currently have a marketing and sales team for the marketing, sales and distribution of our BVA-100 device and kits. In order to fully commercialize our products, we must expand our territory-by-territory basis marketing, sales, distribution, managerial and other non-technical capabilities or make arrangements with third parties to perform these services, and we may not be successful in doing so.

Any failure or delay in the further development of our internal sales, marketing and distribution capabilities would adversely impact the commercialization of any of our products that we obtain approval to market. We may choose to collaborate, either globally or on a territory-by-territory basis, with third parties that have direct sales forces and established distribution systems, either to augment our own sales force and distribution systems or in lieu of our own sales force and distribution systems. If we are unable to enter into such arrangements when needed on acceptable terms or at all this will adversely affect our ability to rapidly scale the sale of our products.

Our business and operations would suffer in the event of system failures or natural and man-made disasters.

Despite the implementation of security measures, our internal computer systems and those of our contractors and consultants are vulnerable to damage from computer viruses, unauthorized access, natural disasters, terrorism, war and telecommunication and electrical failures. While we have not experienced any such system failure, accident or security breach to date, if such an event were to occur and cause interruptions in our operations, it could result in a material disruption of our operations. For example, a hurricane or severe flood could disrupt one of our key suppliers disrupting our supply chain for weeks or months causing material losses. If any disruption or security breach resulted in a loss of or damage to our data or applications, or inappropriate disclosure of confidential or proprietary information, we could incur liability and additional costs despite some insurance products that the company has purchased to mitigate such costs.

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We have incurred net operating losses in the past, and may incur them in the future.

We have incurred cumulative net operating losses in the past. These losses have mainly resulted from ongoing expenses for marketing and research and development as the company attempts to build a market for its products. In the past, the company’s cumulative net income from investments and other items exceeded the operating losses and provided the necessary funds for its continued research and development and marketing. It is the opinion of management that the financial health of the company would have been adversely affected if net income from investments had been substantially less than losses from operations. There is no guarantee that future net income from investments will continue to completely offset operating losses.

The loss of any one customer could have an adverse effect on our consolidated operating business for a short period of time.

In the past, the sale of Blood Volume Kits has accounted for a significant portion of the company’s total consolidated operating revenue, and a small number of customers (hospitals) has comprised the majority of such sales. Management believes that the loss of any one customer would have an adverse effect on our consolidated operating business for a short period of time. The company continues to seek new customers, so that any one hospital will represent a smaller percentage of overall sales.

If there is a decrease in the market value of our available for sale securities, this could have an adverse effect on our ability to fund research and development and marketing efforts.

At December 31, 2017, 86.7% of the fair market value of Daxor Corporation’s investment portfolio consisted of utility stocks whose market price can be sensitive to rising interest rates. At December 31, 2016, 78.7% of the fair market value of Daxor Corporation’s investment portfolio consisted of utility stocks whose market price can be sensitive to rising interest rates. The company’s investment policy calls for a minimum of 80% of the investment portfolio to consist of electric utility stocks. At December 31, 2017, 85.8% of the fair market value of Daxor Corporation’s investment portfolio consisted of electric utility stocks. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary.

At December 31, 2017, the company’s investment portfolio consisted of 37 separate stocks. The top five holdings as of this date in the investment portfolio were the common stock of DTE Energy, PNM Resources, Eversource Energy, FirstEnergy and Westar Energy. These five holdings comprised 47.3% of the value of the investment portfolio and accounted for 38.1% of the dividend income for the year ended December 31, 2017.

Daxor Corporation also receives significant income from option sales related to its investment portfolio. The income from options is variable, and less predictable than income from dividends from the company’s portfolio, which have minor variations. The ability of the company to sell options is related to the market value of its available for sale securities. If there is a decrease in the market value of the company’ available for sale securities, this could negatively impact income from option sales.

There is a risk that in an environment of rising interest rates that the market value of these stocks could decline and the utilities could reduce their dividend payments to compensate for increased interest expense. This could have an adverse effect on Daxor Corporation’s ability to fund research and development and marketing efforts necessary to build a market for the company’s products.

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The absence of patents or the inability to defend patents could negatively impact our ability to compete for and obtain new business.

Daxor Corporation’s patents for the BVA 100 expired in 2010. The company filed two additional patent applications for an automated instrument to measure human blood volume which were granted April 7, 2015. The filings describe innovations which will be or have been incorporated into the company’s BVA-100 Blood Volume Analyzer, these patents expanded the capabilities of the analyzer to incorporate total body albumin measures and error correction software to improve accuracy. In addition, the company has filed additional patents on its blood volume technology in January of 2018, and has several more patents in various stages of development.

The blood volume analyzer, however, works most efficiently with the tracer injection kit system which has a separate patent and which expired in 2016. It is possible that another company could develop another version of the Blood Volume Analyzer which would use a different tracer injection kit. To the best of the company’s knowledge, this has not happened yet and management views the development of a competing tracer injection kit as unlikely.

If the current manufacturer were to cease filling the Volumex syringes for us for any reason before we had a chance to make alternative arrangements, this could have a material negative impact on our operating revenue.

All of Daxor Corporation’s orders for Volumex syringes are filled by a single FDA inspected radio pharmaceutical manufacturer. If this manufacturer were to cease filling the Volumex syringes for the company or were denied permission to do so by FDA for any reason before the company had a chance to make alternative arrangements, the effect on the company’s operating revenue could be material. In January 2007, we purchased two 10,000 square foot buildings in Oak Ridge, Tennessee to expand its research, development, and manufacturing capabilities.

Other Policies

Our management expects that our investment portfolio will continue to consist primarily of publicly traded common and preferred stocks of electric utilities. The percentage of investments other than electric utilities is expected to remain at less than 20% of the investment portfolio.

With regard to the non-principal investments for the investment portfolio, we are flexible in how we may allocate our investments. We may allocate the non-principal investments among the following types of securities, in proportions which reflect the judgment of our management of the potential returns and risks of such securities:

●	Common stocks and other equity securities (including common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts);

●	Bonds and other debt securities (including U.S. Treasury Notes and Bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade); and

●	Money market instruments.

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Forward-Looking Statements Regarding Daxor Corporation

Statements made by Daxor Corporation in this prospectus that are not historical facts may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 of the Exchange Act. These forward-looking statements are necessarily estimates reflecting the judgment of the company’s senior management based on its current estimates, expectations, forecasts and projections and include comments that express the company’s current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. These statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the company’s control, and involve known and unknown risks and uncertainties that could cause actual results, performance or achievement, or industry results, to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks, uncertainties and other factors which could cause results to differ materially from management’s expectations are discussed in this prospectus. Additional information regarding factors that could cause results to differ materially from management’s expectations is found in the section entitled “Risk Factors”. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by the company about its businesses including, without limitation, the risk factors discussed above.

Daxor Corporation intends that the forward-looking statements included herein be subject to the above-mentioned statutory safe harbor. Investors are cautioned not to rely on forward-looking statements. Except as required under the federal securities laws and the rules and regulations of the SEC, the company does not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

Investment Management

The responsibility of the Board of Directors is to exercise corporate powers and to oversee management of the business of Daxor Corporation. The officers of the company are principally responsible for its operations. The company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. As such, the company has no investment advisors, administrator, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio managers.

We will enter into custodial arrangements for our securities with broker-dealers who are members of a national securities exchange in accordance with Section 17(f)(1)(B) and Rule 17f-1 of the Investment Company Act of 1940. We will evidence these arrangements in written contracts (ratified and approved annually by a majority of the board of directors), which will be filed with the SEC. These contracts require that (1) the securities be physically segregated and marked to show that they are the property of the company; (2) the securities and other investments must be verified three times annually by an independent accountant; (3) the broker-dealer not have the ability to hypothecate, pledge or sell the securities, except at the direction of the company and for its account; and (4) the securities and investments may not be subject to any lien or charge in favor of the broker-dealer. Our current broker-dealers are TD Ameritrade, located at 1005 North Ameritrade Place, Bellevue, NE 68005, and UBS Financial Services, located at 200 Park Avenue, New York, NY 10166.

The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity. We are dependent on income from our investment portfolio to support our manufacturing operations and our biotechnology. The Company’s Chief Executive Officer, Michael Feldschuh, is primarily responsible for the day-to-day management of any such investments.

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Michael Feldschuh has been president of Daxor since 2017. He earned his bachelor’s degree in Pre-Med studies at Columbia College, Columbia University in 1991. Prior to joining Daxor’s executive team in December of 2014 as Executive Vice President, he served as a member of the board of directors for one and a half years prior. Mr. Feldschuh headed his own hedge fund, Aristarc Capital, from 2009 to 2013 specializing in quantitative equity strategies. Prior to founding his own fund, Mr. Feldschuh was a Managing Director at Morgan Stanley Investment Management from 2005 to 2009 and also served as a Managing Director and Portfolio Manager at Millennium Partners in New York from 1997-2005. Mr. Feldschuh was a proprietary trader for Morgan Stanley & Co. from 1994-1997. Mr. Feldschuh began his career at D.E. Shaw & Co. in New York, where he worked with Jeffery Bezos prior to Mr. Bezos’s founding of Amazon.

The Statement of Additional Information provides additional information about Mr. Feldschuch’s compensation. Information about Mr. Feldschuh’s ownership of Daxor Corporation’s common stock is provided below under “Security Ownership of Certain Beneficial Owners and Management.”

Daxor Corporation Common Stock

The holders of the common stock have one vote per share for the election of directors, without provisions for cumulative voting, and on all other matters. Thus, holders of more than 50% of the shares voting for the election of directors can elect all the directors if they choose to do so. The common stock is not redeemable and has no conversion or preemptive rights. The company qualifies as a “controlled company” under NYSE American LLC rules, as the estate of Joseph Feldschuh, M.D. controls more than 50% of the company’s voting power, as evidenced by the company’s ownership records.

Our common stock has continuously been traded since its initial public offering. The company’s common stock is traded on the NYSE American Exchange under the symbol DXR. As of March 31, 2018, the company’s authorized securities consisted of:

Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
Common Stock	10,000,000	6,271,281	3,728,719

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The following table sets forth, for each of the periods indicated, the high and low closing market prices for the shares of Common Stock on the NYSE American Exchange, the net asset value per share and the premium or discount to net asset value per share at which the shares were trading.

	Market		Net Asset Value	Premium/(Discount) to Net Asset Value
	Price Per Share		per Common	High and Low(1)
During Quarter Ended	High	Low	Share(1)	High	Low
31-Mar-18	$21.66	$3.40	$3.46	197.40%	172.25%
31-Dec-17	$5.77	$4.04	$3.68	24.18%	20.92%
30-Sep-17	$6.56	$4.79	$3.84	33.07%	33.07%
30-Jun-17	$8.19	$5.77	$3.87	60.21%	55.30%
31-Mar-17	$9.20	$6.81	$4.05	82.72%	82.72%
31-Dec-16	$9.80	$7.75	$4.04	103.96%	101.73%
30-Sep-16	$8.89	$7.00	$3.72	116.37%	111.53%
30-Jun-16	$8.69	$7.60	$4.17	94.24%	90.41%
31-Mar-16	$8.47	$7.35	$3.97	102.05%	101.54%

(1)	As we calculate our Ne Asset Value at month end, the table reflects the month end net asset value, and the premium/(discount) to net asset value is based on the month end net asset value. Percentages are rounded.

The last reported sale price on May 8 , 2018 was $ 6.83 . We cannot predict whether our shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount.

Directors and Executive Officers of Daxor Corporation

The following table sets forth the name, age, current and past five years business experience, directorships, and positions held with Daxor Corporation by each person who is a director or executive officer.

Name and Age	Principal Occupation and Position with the Company	Director Continuously Since

Michael Feldschuh, 48	Chairman of the Board of Directors and President of the Company (1)	2013
James Lombard, 84	Director of Administrative Services Division, New York City Council (Retired), Director (2)	1989
Martin S. Wolpoff, 76	Educational Consultant, Director, Administration Community School District (Retired), Director (3)	1989
Bernhard Saxe, Esq., 80	Partner, Foley & Lardner, LLP (retired 2/04) Registered Patent Attorney (4)	2008
Edward Feuer, 63	Partner, Feuer & Orlando, LLP (5)	2016
Jonathan Feldschuh, 54	Chief Scientific Officer of the Company (6)	2017

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(1)	Michael Feldschuh has been president of Daxor since 2017. He earned his bachelor’s degree in Pre-Med studies at Columbia College, Columbia University in 1991. Prior to joining Daxor’s executive team in December of 2014 as Executive Vice President, he served as a member of the board of directors for one and a half years prior. Mr. Feldschuh headed his own hedge fund, Aristarc Capital, from 2009 to 2013 specializing in quantitative equity strategies. Prior to founding his own fund, Mr. Feldschuh was a Managing Director at Morgan Stanley Investment Management from 2005 to 2009 and also served as a Managing Director and Portfolio Manager at Millennium Partners in New York from 1997-2005. Mr. Feldschuh was a proprietary trader for Morgan Stanley & Co. from 1994-1997. Mr. Feldschuh began his career at D.E. Shaw & Co. in New York, where he worked with Jeffery Bezos prior to Mr. Bezos’s founding of Amazon.

(2)*	James A. Lombard holds an undergraduate degree in Business Administration (BBA) from Iona College and a Master’s Degree (MBA) in Marketing, Banking, and Finance from New York University Graduate School of Business Administration. Mr. Lombard has retired as Director, Administrative Services Division of the City Council of New York and actively participates in civic and community affairs. Prior to joining the City Council, he worked in the banking industry and held various administrative positions with Citicorp and other major banks.

(3)*	Martin S. Wolpoff holds B.A., M.A. and M.S. degrees from the City University of New York. He has been active in community affairs since the 1970’s. He has served on his local community board for three decades. He served as Chair of the Board for three years and had been Chair of the Health, Hospitals and Social Services; Education; and Libraries Committees. He was elected to his community school board three times, serving as a board member for nine years and as its President for three. Mr. Wolpoff sat as a member of a Community Development Corporation board for almost 10 years and was a former member of a Health Systems Agency Board, as well as having been a member and Vice-Chair of the Community Advisory Board for a New York City hospital. He was the non-medical member of the Institutional Review Board of a local hospital. He also served as a member of the board of a volunteer ambulance corps. Mr. Wolpoff is retired from the New York City public school system, having served from 1965 to 2002 as an educator, supervisor and administrator. He is currently an educational consultant and has served as an adjunct university professor.

(4)	Bernhard Saxe, Esq. is a retired partner in the intellectual property practice group of Foley & Lardner, LLP, and former Vice President of Patent Affairs and Corporate Secretary of Immunomedics, Inc. He is a registered patent attorney and a member of the American Intellectual Property Law Association, American Bar Association and American Chemical Society. He received his J.D. from George Washington University; Ph.D. from Columbia University; and B.A. from Johns Hopkins University in chemistry. Dr. Saxe was named one of the top 10 patent prosecuting attorneys by IP Law and Business, has authored multiple articles pertaining to patent law and given many seminars and lectures on patent law and strategy.

(5)*	Edward Feuer has over 35 years’ experience as an accountant, and is a member of the AICPA and The New York State Society of Certified Public Accountants where he has served on the State and Local Tax Committee and the Continuity of Practice Committee. Mr. Feuer graduated from George Washington University and Scarsdale High School. Prior to founding this firm Edward worked at the NYS Department of Taxation and Finance, Westvaco Corp., as well as two metropolitan CPA firms. His areas of specialty are professional service companies, broker dealers, mutual funds, high net worth individuals, wealth management, financial planning, business management and advisory. He reviews all financial statements issued by the firm. Mr. Feuer is proud of the teamwork of the firm and its focus on the success of their clients.

(6)	Jonathan Feldschuh has been Chief Scientific Officer of Daxor since 2017. Prior to that he served as a scientific consultant to Daxor since 1985. He has been involved with developing Daxor’s technology and is a co-inventor on multiple Daxor patents, including the original patent covering the blood volume analyzer (BVA-100). Mr. Feldschuh studied Physics at Harvard University, receiving an A.B. degree summa cum laude in 1986. Prior to taking on the role of CSO at Daxor, Jonathan worked extensively in technology and quantitative finance. He was the Chief Quantitative Officer at Aristarc Capital, overseeing the research, development, and execution of quantitative trading strategies. Prior to Aristarc he worked in quantitative roles at financial firms such as Morgan Stanley, Millennium Partners, and American Express.

* (Member of the Audit Committee)

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As of the date of this prospectus, the named executive officers of Daxor Corporation are:

MICHAEL FELDSCHUH, Chairman of the Board and President, earned his bachelor’s degree in Pre-Med studies at Columbia College, Columbia University in 1991. Prior to joining Daxor’s executive team in December of 2014 he served as a member of the board of directors for one and a half years prior. Michael headed his own hedge fund, Aristarc Capital, from 2009 to 2013 specializing in quantitative strategies. Prior to founding his own fund, Michael was a Managing Director at Morgan Stanley from 2005 to 2009 and also served as a Managing Director and Portfolio Manager at Millennium Partners in New York from 1997-2005. Michael was a proprietary trader for Morgan Stanley & Co. from 1994-1997. Michael began his career at D.E. Shaw & Co. in New York, where he worked with Jeffery Bezos prior to Bezos’s founding of Amazon.

JONATHAN FELDSCHUH, Chief Scientific Officer, has been Chief Scientific Officer of Daxor since 2017. Prior to that he served as a scientific consultant to Daxor since 1985. He has been involved with developing Daxor’s technology and is a co-inventor on multiple Daxor patents, including the original patent covering the blood volume analyzer (BVA-100). Mr. Feldschuh studied Physics at Harvard University, receiving an A.B. degree summa cum laude in 1986. Prior to taking on the role of CSO at Daxor, Jonathan worked extensively in technology and quantitative finance. He was the Chief Quantitative Officer at Aristarc Capital, overseeing the research, development, and execution of quantitative trading strategies. Prior to Aristarc he worked in quantitative roles at financial firms such as Morgan Stanley, Millennium Partners, and American Express.

JOHN WILKENS, Chief Financial Officer, has over thirty years’ experience in the financial services industry. Prior to joining Daxor, he was a founding member of Convector Capital Management holding the positions of Chief Financial Officer and Chief Compliance Officer from 2013-2017. Prior to Convector, he served as the Chief Financial Officer and Chief Compliance Officer for Mark Asset Management Corp, from 2002-2013 and as the Controller from 1997-2002. Prior to Mark Asset, John was an Assistant Vice President at Hyperion Capital Management from 1995-1997. John began his career at Crum & Forster Corp holding various positions in investment accounting, internal audit and corporate accounting. John is a retired Major, having served in the United States Army Reserve in various leadership and staff assignments. He received a Bachelor’s degree in Accounting from Rutgers University and is a Certified Public Accountant.

Diane Meegan, Corporate Secretary, joined Daxor in February 2002 as the Senior Executive Assistant to the then CEO and President. Ms. Meegan is currently the Corporate Secretary. Ms. Meegan served as the Official Executive Assistant to the CEO of Newbridge Securities, a wholly owned subsidiary of Citigroup, for 13 years. For 4 years, she served as a member of their Problem Review Board. In the past 2 years, she served as the Executive Assistant to the Head of Operations at Instinet Clearing Services.

Additional Information about Daxor Corporation

Financial information regarding Daxor Corporation is hereby incorporated by reference from the company’s Annual Report on Form N-CSR for the year ended December 31, 2017.

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TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the company and the purchase, ownership and disposition of our shares of common stock. A more complete discussion of the tax rules applicable to the company and our shares of common stock can be found in the SAI that is incorporated by reference into this prospectus.

This summary is based upon U.S. federal income tax law as of the date of this prospectus, which is subject to change or differing interpretations, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual circumstances, including investors subject to special tax rules (e.g., financial institutions, insurance companies, broker-dealers, partnerships and their partners, tax-exempt organizations (including private foundations), taxpayers that have elected mark-to-market accounting, S corporations, regulated investment companies, real estate investment trusts, investors that will hold the common stock as part of a straddle, hedge, conversion, or other integrated transaction for U.S. federal income tax purposes, former citizens or residents of the United States or investors that have a functional currency other than the U.S. dollar), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss other U.S. federal tax consequences (e.g., estate or gift tax), any state, local, or non-U.S. tax considerations or the Medicare tax or alternative minimum tax. In addition, this summary is limited to investors that will hold our securities as “capital assets” (generally, property held for investment) under the Internal Revenue Code of 1986, as amended, (the “Code”), and that acquired the common stock pursuant to this offering. No ruling from the Internal Revenue Service, (the “IRS”) has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax aspects set forth below.

For purposes of this summary, a “U.S. Holder” is a beneficial holder of securities who or that, for U.S. federal income tax purposes is:

●	An individual who is a United States citizen or resident of the United States;

●	A corporation, or other entity treated as a corporation for United States federal income tax purposes created in, or organized under the laws of, the United States or any state or political subdivision thereof;

●	An estate, the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	A trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding the common stock, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

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THIS DISCUSSION OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. WE URGE PROSPECTIVE HOLDERS TO CONSULT THEIR TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THEM OF OWNING AND DISPOSING OF THE COMMON STOCK, AS WELL AS THE APPLICATION OF ANY, STATE, LOCAL AND NON-U.S. INCOME, ESTATE AND OTHER TAX CONSIDERATIONS.

Personal Holding Company Status

The company would be subject to a second level of U.S. federal income tax on a portion of its income if it is determined to be a personal holding company, or PHC, for U.S. federal income tax purposes. No assurance can be given that the company will not become a PHC following this offering or in the future. If the company is or were to become a PHC in a given taxable year, the company would be subject to an additional PHC tax, currently 20%, on its undistributed PHC income, which generally includes its taxable income, subject to certain adjustments.

Taxation of Distributions

If the company pays cash distributions to U.S. Holders of shares of the common stock, such distributions will constitute dividends for U.S. federal income tax purposes to the extent paid from the company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of the Common Stock” below.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of the Common Stock

A U.S. Holder will recognize gain or loss on the sale, taxable exchange or other taxable disposition of the common stock. Any such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. The amount of gain or loss recognized will generally be equal to the difference between (1) the sum of the amount of cash and the fair market value of any property received in such disposition and (2) the U.S. Holder’s adjusted tax basis in its common stock so disposed of. A U.S. Holder’s adjusted tax basis in its common stock will generally equal the U.S. Holder’s acquisition cost less any prior distributions treated as a return of capital. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to dividends paid to a U.S. Holder and to the proceeds of the sale or other disposition of shares of common stock, unless the U.S. Holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. Holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn). Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

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LEGAL MATTERS

Certain legal matters will be passed on for the company by Foley & Lardner LLP, New York, New York, in connection with the offering of the shares of common stock.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

WithumSmith+Brown, PC is the independent registered public accounting firm of the company. The company’s independent registered public accounting firm is expected to render an opinion annually on the financial statements of the Fund.

PRIVACY PRINCIPLES OF THE COMPANY

The company is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the company collects, how the company protects that information and why, in certain cases, the company may share information with select other parties.

Generally, the company does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the company. The company does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent).

The company restricts access to non-public personal information about its shareholders to its employees and its delegates and affiliates with a legitimate business need for the information. The company maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

ADDITIONAL INFORMATION

Daxor Corporation has filed a Registration Statement on Form N-2, including amendments thereto, with the Securities and Exchange Commission, Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the company, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

The SEC allows Daxor Corporation to “incorporate by reference” information into this prospectus and any accompanying prospectus supplements, which means that the company can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is considered part of this prospectus. The company incorporates by reference into this prospectus and any accompanying prospectus supplement the documents listed below (excluding any portions of such documents that have been “furnished” but not “filed” for purposes of the Exchange Act):

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●	Annual Report on Form N-CSR, as amended, for the fiscal year ended December 31, 2017, filed on March 7, 2018;

●	Proxy Statement on Schedule 14A, filed on June 1, 2017.

Daxor Corporation will provide without charge upon written or oral request to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any and all of the documents which are incorporated by reference into this prospectus but not delivered with this prospectus (other than exhibits unless such exhibits are specifically incorporated by reference in such documents).

You may request a copy of these documents by writing or telephoning Daxor Corporation at:

Investor Relations
Daxor Corporation

350 Fifth Avenue (Empire State Building), Suite 4740
New York, New York 10118

(888) 774-3268

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

subject to completion

Preliminary statement of additional information Dated MAY 9 , 2018

STATEMENT OF ADDITIONAL INFORMATION

Dated May [●], 2018

DAXOR CORPORATION

350 Fifth Avenue (Empire State Building), Suite 4740
New York, New York 10118

(212)-330-8500

Daxor Corporation is an investment company with medical instrumentation and biotechnology operations. While the company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities, the company is dependent upon earnings from its investment portfolio to fund operations.

This Statement of Additional Information (SAI) is not a prospectus and is authorized for distribution to investors only if preceded or accompanied by Daxor Corporation’s prospectus dated May [●], 2018 (the “Prospectus”), as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or by calling the company at (888) 774-3268, by writing to the company at the address above or from the company’s website (http://www.Daxor.com). You may also obtain a copy of the Prospectus on the website of the Securities and Exchange Commission (“SEC”), http://www.sec.gov.

The information contained in, or that can be accessed through, the Daxor Corporation’s website is not part of the Prospectus or this SAI. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

HISTORY OF DAXOR CORPORATION

Daxor Corporation is an investment company with medical instrumentation and biotechnology operations. The company was originally incorporated in New York State as Iatric Corporation in May 1971 for cryobanking services and discontinued these services through its wholly-owned subsidiary, Scientific Medical Systems in 2017. In October 1971, the name Iatric Corporation was changed to Idant Corporation. In May 1973, the name Idant Corporation was changed to Daxor Corporation.

While the company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities, the company is dependent upon earnings from its investment portfolio to fund operations. On March 30, 2012, the company filed a Form N-8A with the Securities and Exchange Commission to register as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The company’s principal executive offices are located at 350 Fifth Avenue, Suite 4740, New York, NY 10118. The “Investor Relations” section of the company’s website currently provides free copies of the company’s annual and semi-annual reports on Form N-CSR.

For the past 21 years, the company’s major focus has been the creation and development of the BVA-100® Blood Volume Analyzer, an instrument that rapidly and accurately measures human blood volume. This instrument is used in conjunction with Volumex®, a single-use radiopharmaceutical diagnostic injection and collection kit. The company also owns the Daxor Oak Ridge Operations (DORO) facility in Oak Ridge, TN, which manufactures, tests, and develops next-generation models of the BVA-100®.

The company maintains an internet website at www.daxor.com. The website for Daxor describe the operation of the company.

INVESTMENT OBJECTIVE AND INVESTMENT RESTRICTIONS

Daxor Corporation’s objective is to support and expand its operating business segment through organic growth (i.e., the rate of business expansion through internal enhancement of the business and operations as opposed to mergers, acquisitions and takeovers). The company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. As a result, the company has no fundamental investment policies or significant investing practices, activities, objectives or techniques, except as set forth below. Funds in excess of the company’s immediate capital needs are placed in instruments designed to maximize capital preservation and assure liquidity. Objectives are achieved by focusing management and employee effort on the company’s business of manufacturing medical devices and providing additional biotechnology services.

The company’s investment policy calls for a minimum of 80% of the company’s investment portfolio to consist of electric utility stocks. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary. At least once a year, the company reviews its investment strategy, and more frequently as needed, at Board meetings.

The investment portfolio primarily consists of common stock and preferred stock of publicly traded electric utility companies. In addition to receiving income from dividends from the securities held in the investment portfolio, the company also has an investment policy of selling puts on stocks that it is willing to own. Such options usually have a maturity of less than one year. The company will also sell covered calls on securities within its investment portfolio. Covered calls involve stocks, which usually do not exceed 15% of the value of the company’s portfolio.

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The company also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The company’s net short position may temporarily rise to 15% of the company’s portfolio without any specific action because of changes in valuation, but should not exceed that amount. At December 31, 2017, the net short position was 7.95% of the value of the company’s portfolio.

The company has adopted the following investment restrictions which are matters of fundamental policy. The company’s investment restrictions cannot be changed without approval of the holders of (i) 67% of the company’s common stock present or represented at a meeting of shareholders at which the holders of more than 50% of the common stock are present or represented; or (ii) more than 50% of the outstanding interests of shareholders:

1.	The company may borrow money to the extent permitted under the 1940 Act.

2.	The company may issue senior securities to the extent permitted under the 1940 Act.

3.	The company may not engage in the business of underwriting securities issued by other persons, except to the extent that it may be deemed to be an “underwriter” within the meaning of the Securities Act of 1933 in the disposition of its investment securities.

4.	The company will concentrate its investments in the utility industry.

5.	The company may invest in real estate or commodities to the extent permitted under the 1940 Act.

6.	The company may make loans to other persons to the extent permitted under the 1940 Act.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies in which Daxor Corporation may be engaged, whether as a primary or secondary strategy, and a summary of certain attendant risks.

Common Stocks. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stocks. Preferred stocks with predominantly equity investment characteristics, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stocks. Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stocks. They are debt-like in that their promised income is contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

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In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue.

Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stocks may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

Equity Put and Call Options. The company may purchase and sell “call” and “put” options on securities and securities indices which are listed on a national securities exchange or in the over-the- counter markets as a means of increasing exposure or hedging the value of the company’s investment portfolio.

A “call” option is a contract that gives the holder of the option the right to buy from the writer (i.e., the seller) of the option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A “put” option is a contract that gives the holder of the option the right to sell to the writer (i.e., the seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

If the company has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the company so desires. An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series.

Short Sales. A short sale is the sale of a security that the company does not own in anticipation of purchasing the same security at a later date at a lower price. To make delivery to the counterparty, the company must borrow the security, and the company is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the company.

Portfolio Trading and Turnover Rate. Portfolio trading may be undertaken to accomplish the investment objectives of the company. While the company may engage in portfolio trading when considered appropriate, short-term trading in the company’s portfolio will not be used as the primary means of achieving the company’s investment objective. The company expects a moderate level of annual portfolio turnover. The turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the company’s opinion, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the company. The company’s portfolio turnover rate for 2017 was 3.63%, which indicates an average holding period in excess of five years.

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MANAGEMENT OF THE COMPANY

Directors and Officers

The management of Daxor Corporation is the responsibility of the Board of Directors. None of the directors who are not “interested persons” of the company (as defined in the 1940 Act) has ever been a director or employee of, or consultant to, the company or its affiliates. The officers of the company serve annual terms and are elected on an annual basis.

The Board of Directors has an Audit Committee. The Board does not have a standing nominating committee or a charter with respect to the process for nominating directors for election to the company’s Board. The company qualifies as a “controlled company” under NYSE American LLC rules, as the estate of Joseph Feldschuh, M.D. controls more than 50% of the company’s voting power, as evidenced by the company’s ownership records. As a result, the NYSE American LLC continued listing standards do not require the company to have a nominating committee, compensation and stock option committee, or a written charter. Shareholders and members of the Board submit nominees for election to the company’s Board to Mr. Michael Feldschuh, Executor of the Joseph Feldschuh estate, for his consideration.

There are no non-resident directors of the company, nor or there any arrangements or understandings between any director or officer and any other persons pursuant to which he was selected as a director or officer. As the company has no investment advisers or underwriters, there is no investment advisory contract that is approved by the directors.

The names and business addresses of the Directors of the company, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold, or have held during the past five years, are set forth below. Michael Feldschuh and Jonathan Feldschuh are brothers, and are classified as “interested persons” due to their employment with the company. There is no “Fund Complex” as defined in the 1940 Act.

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Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen By Directors	Other Directorships Held (during past five years) by Director

“Noninterested Persons”

James Lombard 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 10118	Director	One year term , Director since 1989	Director of Administrative Services Division, New York City Council (Retired).	None	None

Age: 83

Martin S. Wolpoff 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 10118	Director	One year term , Director since 1989	Educational Consultant, Director, Administration Community School District (Retired).	None	None

Age: 75

Edward Feuer 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 10118	Director	One year term , Director since 2016	Managing Partner, Feuer & Orlando	None	None

Age: 62

Bernhard Saxe, Esq. 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 10118	Director	One year term , Director since 2008	Partner, Foley & Lardner LLP (Retired 2/04), Registered Patent Attorney.	None	None

Age: 83

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen By Directors	Other Directorships Held (during past five years) by Director

“Interested Persons”

Michael Feldschuh 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 10118	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Age: 48

Jonathan Feldschuh 350 Fifth Avenue (Empire State Building), Suite 4740, New York, New York 10118	Director	One year term , Director since 2017	Chief Scientific Officer	None	None

Age 53

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Board Leadership Structure

The Board of Directors is currently comprised of six members, four of whom are independent or disinterested persons, which means that they are not “interested persons” of the company as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). The Board has general oversight responsibility with respect to the operation of the company, and has established an Audit Committee to assist the Board in performing its oversight responsibilities.

As Chairman of the Board, Mr. Feldschuh is the presiding officer at all meetings of the Board of Directors. The company does not have a lead Independent Director. The company has determined that its leadership structure is appropriate given the size and structure of the company.

Audit Committee

The Audit Committee operates pursuant to a Charter approved by the Board of Directors, a copy of which is available on the company’s website. The Charter sets forth the responsibilities of the Audit Committee. The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the company to review the scope of the company’s audit, the company’s financial statements and internal accounting controls, and to meet with management concerning these matters, internal audit activities and other matters. The Audit Committee currently consists of Edward Feuer, James Lombard and Martin S. Wolpoff, all of whom are considered independent under the rules promulgated by the NYSE American LLC and, in addition, are not “interested persons” of the company as defined in Section 2(a)(19) of the 1940 Act. Edward Feuer serves as Chairperson of the Audit Committee and has been designated as the audit committee financial expert under the Sarbanes-Oxley Act. The Audit Committee met four times in fiscal 2017.

Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the company is the responsibility of management and other service providers retained by the Board of Directors or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The Board has been advised that it is not practicable to identify all of the risks that may impact the company or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board of Directors has overseen the company’s development and administration of a compliance program that meets the requirements of Rule 38a-1 promulgated under the 1940 Act, and the development and administration of a code of ethics program that meets the requirements of Rule 17j-1 promulgated under the 1940 Act. The Board meets regularly with the company’s Chief Compliance Officer on all aspects of the company’s compliance requirements.

Qualifications of the Trustees

Michael Feldschuh has been the Chief Executive Officer since 2016 and a director of the company since 2013. His experience and skills in the company’s business operations, as well as his familiarity with the company, led to the conclusion that he should serve as a director. Jonathan Feldschuh has been the Chief Scientific Officer since 2017, and has served as a scientific consultant to the company since 1985. His experience and knowledge regarding the company’s products, as well as his scientific background, led to the conclusion that he should serve as a director. The company believes that the business backgrounds of James Lombard, Martin S. Wolpoff, Bernhard Saxe, and Edward Feuer have provided them with business experience that will benefit the company and its shareholders. Further, the company believes James Lombard, Martin S. Wolpoff, Bernhard Saxe, and Edward Feuer each take a conservative and thoughtful approach to addressing issues facing the company. This combination of experience and skills led to the conclusion that each of James Lombard, Martin S. Wolpoff, Bernhard Saxe, and Edward Feuer should serve as a director.

8

Equity Ownership of Directors

The following table sets forth the dollar range of shares of the company beneficially owned by each current director as of December 31, 2017, which is also the valuation date, using the following ranges: None; $1-$10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000.

Name of Director	Share Ownership
Noninterested Persons
James Lombard	$10,001 - $50,000
Martin S. Wolpoff	$10,001 - $50,000
Bernhard Saxe, Esq.	$1-$10,000
Edward Feuer	$1-$10,000
Interested Persons
Michael Feldschuh	Over $100,000
Jonathan Feldschuh	Over $100,000

Board Compensation

In June 2017, all four of the outside directors attended the annual meeting and were paid $1,000 each for the meeting and a Board meeting which took place on the same day. Every director who attended was paid $750 for each Board meeting which took place respectively in March, September and December 2017. Any Director who participates in a meeting via teleconference instead of attending receives $375 for the meeting. The company also reimburses directors for any travel expense incurred to attend meetings. An employee director receives no fees for Board participation.

9

The compensation paid to current and former directors in 2017 is set forth in the following table. There is no “Fund Complex” as defined in the 1940 Act.

		Pension or		Compensation
	Aggregate	Benefits Accrues		Fund Complex
	Compensation	as Part of	Annual Benefits	Paid
Name	From Company	Company Expenses	Upon Retirement	to Director

Interested Person:

Michael Feldschuh	$100,000	None	None	$100,000

Jonathan Feldschuh	$127,920	None	None	$127,920

Noninterested Persons:

Edward Feuer	$1,750	None	None	$1,750

James Lombard	$2,125	None	None	$2,125

Bernhard Saxe, Esq.	$2,125	None	None	$2,125

Martin S. Wolpoff	$2,125	None	None	$2,125

CONTROL PERSONS

On March 1, 2018, Daxor Corporation had issued and outstanding 3,728,719 shares of common stock, par value $.01 per share, each of which entitled the holder to one vote.

Since the estate of Dr. Feldschuh owns more than 50% of Daxor stock, and Michael Feldschuh is the executor of the estate, the company is considered a controlled corporation.

The following table sets forth certain information as of March 31, 2018, concerning the ownership of the common stock by (a) each person who, to the company’s knowledge, beneficially owned on that date more than 5% of the outstanding common stock, (b) each of the company’s current directors and the named executive officers and (c) all directors and executive officers of the company as a group.

		Percent of
	Number of Shares	Common
Name of Beneficial Owner (a) (b)	Beneficially Owned(b)	Stock(b)
Estate of Joseph Feldschuh(c)	2,774,455	73.4%
Michael Feldschuh, President and Director(d)	178,807	4.7%
Jonathan Feldschuh, Director(e)	17,241	0.5%
Martin S. Wolpoff, Director(f)	6,000	*
James A. Lombard, Director(g)	4,500	*
Bernhard Saxe, Esq., Director(h)	4,200	*
Edward Feuer, Director (i)	1,333	*
All directors and officers as a Group (6 persons)	2,986,536	79.1%

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*	Indicates less than 1%.
(a)	Unless otherwise indicated, the address of each person listed is c/o Daxor Corporation, 350 Fifth Avenue, Suite 4740, New York, New York 10118.
(b)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following March 1, 2018 are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the company, each person listed is believed to have sole voting and investment power with respect to all shares of common stock beneficially owned by such person.
(c)	Includes 2,774,455 shares of common stock.
(d)	Includes 152,806 shares of common stock and 26,000 shares of common stock issuable upon the exercise of options issued under the company’s 2004 Stock Option Plan (the “2004 Option Plan”).
(e)	Includes 3,908 shares of common stock and 13,333 shares of Common Stock issuable upon the exercise of options issued under the company’s 2004 Stock Option Plan (the “2004 Option Plan”).
(f)	Includes 4,000 shares of common stock and 2,000 shares of Common Stock issuable upon the exercise of options issued under the company’s 2004 Stock Option Plan (the “2004 Option Plan”)..
(g)	Includes 2,500 shares of common stock and 2,000 shares of common stock issuable upon the exercise of options issued under the 2004 Option Plan.
(h) (i) (j)

Includes 200 shares of common stock and 4,000 shares of Common Stock issuable upon the exercise of options issued under the company’s 2004 Stock Option Plan (the “2004 Option Plan”).

Includes 1,333 shares of Common Stock issuable upon the exercise of options issued under the company’s 2004 Stock Option Plan (the “2004 Option Plan”).

See Footnotes (c) through (h).

Directors currently serving have options totaling 48,666 shares of common stock exercisable at prices ranging from $7.25 to $9.46 per share.

Number of Options
Name	Granted
Michael Feldschuh	26,000
Jonathan Feldschuh	13,333
Bernhard Saxe, Esq.	4,000
James A. Lombard	2,000
Martin S. Wolpoff	2,000
Edward Feuer	1,333
48,666

INVESTMENT ADVISORY AND OTHER SERVICES

The responsibility of the Board of Directors is to exercise corporate powers and to oversee management of the business of Daxor Corporation. The officers of the company are principally responsible for its operations. The company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. As such, the company has no investment advisors, administrator, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio manager. The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity. The company’s Chief Executive Officer, Michael Feldschuh, is primarily responsible for the day-to-day management of any such investments.

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Since the estate of Dr. Feldschuh owns more than 50% of Daxor stock, and Michael Feldschuh is the executor of the estate, the company is considered a controlled corporation. In reviewing the salaries of Chief Executive Officers at pharmaceutical and scientific companies, many of these individuals earn annual salaries from $300,000 to over $1,000,000.

Mr. Feldschuh has deliberately elected to draw a salary that is well below what the company believes is the market rate for someone with his responsibilities and qualifications. It is the belief of the Board of Directors that annual compensation of two or three times what he is currently earning could easily be justified. The decision to keep his annual compensation at well below market rate has been made as part of an effort to preserve capital in light of the company’s ongoing losses from operations.

The Board of Directors reviews Mr. Feldschuh’s compensation each year. The Board votes on his salary at this time. The Board is in agreement that his annual compensation is well below market rate for someone with his experience and qualifications.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the company has adopted a Code of Ethics governing personal trading activities of all directors and officers of the company and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the company or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the company that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear many security transactions with the company’s Chief Compliance Officer and to report all transactions on a regular basis.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet website at (http://www.sec.gov). You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549. A copy of the Code of Ethics is also available for free at http://www.daxor.com/pdfs/daxor_codeofethics.pdf

Proxy Voting Procedures

The company is responsible for voting proxies on securities held in its portfolio. When the company receives a proxy, the decision regarding how to vote such proxy will be made by Mr. Feldschuh in accordance with its proxy voting procedures.

The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer’s management, unless it is determined by Mr. Feldschuh or the Board of Directors that supporting management’s position would adversely affect the investment merits of owning the issuer’s security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the company’s shareholders will not be supported.

Proxies solicited by issuers whose securities are held by the company will be voted solely in the interests of the shareholders of the company. Any conflict of interest will be resolved in the way that will most benefit the company and its shareholders. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and Mr. Feldschuh will follow the instructions of the Board.

12

The company is required to annually file Form N-PX, which lists the company’s complete proxy voting record for the most recent 12-month period ending June 30. The company’s proxy voting record is available without charge, upon request, by calling the company toll-free at (888) 774-3268 and on the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, Mr. Feldschuh is responsible for decisions to purchase and sell securities for the company, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the company of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the company usually includes an undisclosed dealer commission or mark-up. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The company may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers.

In certain instances, the company may make purchases of underwritten issues at prices that include underwriting fees. Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. The company does not direct brokerage transactions to brokers because of research services provided by such brokers.

The company incurred total commission expense of $38,746 for the three years ended December 31, 2017 as follows: $6,957 in 2017, $9,564 in 2016 and $22,225 in 2015. The cost basis of securities purchased includes any commissions paid and the proceeds of securities sold is recorded net of any commissions paid.

DESCRIPTION OF SHARES

The holders of the common stock have one vote per share for the election of directors, without provisions for cumulative voting, and on all other matters. Thus, holders of more than 50% of the shares voting for the election of directors can elect all the directors if they choose to do so. The common stock is not redeemable and has no conversion or preemptive rights.

REPURCHASE OF SHARES

Shareholders do not have the right to cause the company to redeem their shares. The shares trade in the open market.

NET ASSET VALUE

The company will determine its net asset value as of the close of regular session trading on the New York Stock Exchange on the last business day of its semi-annual reporting period and its fiscal year, and will make its net asset value available for publication on those dates. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions and current and deferred income tax assets), less all of our liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

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Publicly traded securities with a readily available market price listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Any derivative transaction that the company enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating the net asset value. Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

For any portfolio security held by us for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date, pursuant to the oversight of the Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of such investments may fluctuate from period to period. Additionally, the fair value of such investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that company may ultimately realize.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of the U.S. federal income tax considerations generally applicable to the acquisition, ownership and disposition of the common stock. This summary is based upon U.S. federal income tax law as of the date of this SAI, which is subject to change or differing interpretations, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual circumstances, including investors subject to special tax rules (e.g., financial institutions, insurance companies, broker-dealers, partnerships and their partners, tax-exempt organizations (including private foundations), taxpayers that have elected mark-to-market accounting, S corporations, regulated investment companies, real estate investment trusts, investors that will hold the common stock as part of a straddle, hedge, conversion, or other integrated transaction for U.S. federal income tax purposes, former citizens or residents of the United States or investors that have a functional currency other than the U.S. dollar), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss other U.S. federal tax consequences (e.g., estate or gift tax), any state, local, or non-U.S. tax considerations or the Medicare tax or alternative minimum tax. In addition, this summary is limited to investors that will hold our securities as “capital assets” (generally, property held for investment) under the Internal Revenue Code of 1986, as amended, (the “Code”), and that acquired the common stock pursuant to this offering. No ruling from the Internal Revenue Service, (the “IRS”) has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax aspects set forth below.

14

For purposes of this summary, a “U.S. Holder” is a beneficial holder of securities who or that, for U.S. federal income tax purposes is:

●	An individual who is a United States citizen or resident of the United States;

●	A corporation, or other entity treated as a corporation for United States federal income tax purposes created in, or organized under the laws of, the United States or any state or political subdivision thereof;

●	An estate, the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	A trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding the common stock, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

THIS DISCUSSION OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. WE URGE PROSPECTIVE HOLDERS TO CONSULT THEIR TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THEM OF OWNING AND DISPOSING OF THE COMMON STOCK, AS WELL AS THE APPLICATION OF ANY, STATE, LOCAL AND NON-U.S. INCOME, ESTATE AND OTHER TAX CONSIDERATIONS.

Personal Holding Company Status

The company would be subject to a second level of U.S. federal income tax on a portion of its income if it is determined to be a personal holding company, or PHC, for U.S. federal income tax purposes. A U.S. corporation will generally be classified as a PHC for U.S. federal income tax purposes in a given taxable year if (1) at any time during the last half of such taxable year, five or fewer individuals (without regard to their citizenship or residency and including as individuals for this purpose certain entities such as certain tax-exempt organizations, pension funds, and charitable trusts) own or are deemed to own (pursuant to certain constructive ownership rules) more than 50% of the stock of the corporation by value and (2) at least 60% of the corporation’s adjusted ordinary gross income, as determined for U.S. federal income tax purposes, for such taxable year consists of PHC income (which includes, among other things, dividends, interest, certain royalties, annuities and, under certain circumstances, rents).

15

It is possible that at least 60% of the company’s adjusted ordinary gross income may consist of PHC income as discussed above. In addition, depending on the concentration of the common stock in the hands of individuals, it is possible that more than 50% of our stock will be owned or deemed owned (pursuant to the constructive ownership rules) by such persons during the last half of a taxable year. Thus, no assurance can be given that the company will not become a PHC following this offering or in the future. If the company is or were to become a PHC in a given taxable year, the company would be subject to an additional PHC tax, currently 20%, on its undistributed PHC income, which generally includes its taxable income, subject to certain adjustments.

Taxation of Distributions

If the company pays cash distributions to U.S. Holders of shares of the common stock, such distributions will constitute dividends for U.S. federal income tax purposes to the extent paid from the company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of the Common Stock” below.

Dividends the company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends the company pays to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of the Common Stock

A U.S. Holder will recognize gain or loss on the sale, taxable exchange or other taxable disposition of the common stock. Any such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. The amount of gain or loss recognized will generally be equal to the difference between (1) the sum of the amount of cash and the fair market value of any property received in such disposition and (2) the U.S. Holder’s adjusted tax basis in its common stock so disposed of. A U.S. Holder’s adjusted tax basis in its common stock will generally equal the U.S. Holder’s acquisition cost less any prior distributions treated as a return of capital. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to dividends paid to a U.S. Holder and to the proceeds of the sale or other disposition of shares of common stock, unless the U.S. Holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. Holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn). Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

WithumSmith+Brown, P.C. has been appointed as independent registered public accounting firm for the company, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. WithumSmith+Brown, P.C. is located at 1411 Broadway 9th Floor New York, NY 10018.

ADDITIONAL INFORMATION

Daxor Corporation has filed a Registration Statement on Form N-2, including amendments thereto, with the Securities and Exchange Commission, Washington, D.C. This SAI and the prospectus do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the company, reference is made to the Registration Statement. Statements contained in this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

Daxor Corporation previously filed annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site at http://www.sec.gov, from which interested persons can electronically access the company’s SEC filings, including the registration statement, of which this SAI is a part, and the exhibits and schedules thereto.

The company incorporates by reference into this SAI the documents listed below (excluding any portions of such documents that have been “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934):

●	Annual Report on Form N-CSR, as amended, for the fiscal year ended December 31, 2017, filed on March 7, 2018;

●	Proxy Statement on Schedule 14A, filed on June 1, 2017.

You may request a copy of these documents by writing or telephoning Daxor Corporation at:

Investor Relations
Daxor Corporation

350 Fifth Avenue (Empire State Building), Suite 4740
New York, New York 10118

(888) 774-3268

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FINANCIAL STATEMENTS

Daxor Corporation’s Annual Report on Form N-CSR, as amended, for the fiscal year ended December 31, 2017, which includes the company’s financial statements for that fiscal year, is incorporated herein by reference with respect to all information included therein.

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PART C – OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Incorporated by reference into Part B of the Registration Statement, as described in the Statement of Additional Information, are the Registrant’s audited financial statements, notes to such financial statements and the report of independent registered public accounting firm thereon, by reference to the Registrant’s Annual Report for the fiscal year ended December 31, 2017, as contained in the Registrant’s Form N-CSR/A filed with the Securities and Exchange Commission (the “Commission”) on March 7, 2018.

(2)	Exhibits:

	(a)	Certificate of Incorporation – Filed as Exhibit (a) to Daxor Corporation’s Registration Statement on Form N-2, filed on June 28, 2012, and incorporated herein by reference.
	(b)	Bylaws – Filed as Exhibit 3.2 to Daxor Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 29, 2010, and incorporated herein by reference.
	(c)	Not Applicable.
	(d)(1)	See Item 25(2)(a).
	(d)(2)	Specimen Stock Certificate – Filed as Exhibit 4.1 to Daxor Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 29, 2010, and incorporated herein by reference.
	(e)	Not Applicable.
	(f)	Not Applicable.
	(g)	Not Applicable.
	(h)	Form of Underwriting Agreement/Sales Agreement+
	(i)	Not Applicable.
	(j)	Not Applicable.
	(k)(1)	Agreement of Lease Dated as of December 19, 2002 – Filed as Exhibit 10.1 to Daxor Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 29, 2010, and incorporated herein by reference.
	(k)(2)	2004 Stock Option Plan – Filed as Exhibit 4(a) to Daxor Corporation’s Form S-8, filed on July 6, 2004, and incorporated herein by reference.
	(l)	Opinion and Consent of Foley & Lardner LLP++
	(m)	Not Applicable.
	(n)	Consent of WithumSmith+Brown, PC – Filed herewith.
	(o)	Not Applicable.
	(p)	Not Applicable.
	(q)	Not Applicable.
	(r)	Code of Ethics – Filed as Exhibit (r) to Daxor Corporation’s Registration Statement on Form N-2, filed on June 28, 2012, and incorporated herein by reference.

+	To be filed by post-effective amendment.
++	To be filed by further amendment.

ITEM 26.	MARKETING ARRANGEMENTS

Reference is made to Exhibit (h) to this Registration Statement to be filed by further amendment.

S-1

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration Fee		$3,486
NYSE American LLC	$	*
Printing/Engraving Expenses	$	*
Independent Registered Public Accounting Firm Fees	$	*
Legal Fees	$	*
FINRA Filing Fee	$	*
Miscellaneous	$	*
Total		$3,486

* To be provided by amendment.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

See “Management of the Company” and “Control Persons” in the Statement of Additional Information contained herein.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

As of March 31, 2018, the aggregate number of record holders of the common stock was as follows:

Title of Class	Number of Record Holders

Common Stock, par value $0.001 per share	91

ITEM 30.	INDEMNIFICATION

The Certificate of Incorporation and Bylaws of Daxor Corporation provide that Daxor Corporation shall indemnify any person to the full extent permitted by the New York Business Corporation Law. Reference is hereby made to Sections 722-725 of the New York Business Corporation Law relating to the indemnification of the officers and directors, which Sections are hereby incorporated herein by reference.

Daxor Corporation also has indemnification Agreements with each of its directors.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Not applicable.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

Records of the Registrant are maintained at its principal business address at 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 10118.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

S-2

ITEM 34.	UNDERTAKINGS

1.       The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.       Not applicable.

3.       Not applicable.

4.       The Registrant undertakes that:

a.        to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.       that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c.       to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.       that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than a prospectus filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.       that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

S-3

5.       The Registrant undertakes that:

a.        for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.       for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.       The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 9th day of May , 2018.

DAXOR CORPORATION

By:	/s/ Michael Feldschuh
Michael Feldschuh
President, Chief Executive Officer and Chairman

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Further, in accordance with the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each person whose signature appears below constitutes and appoints Michael Feldschuh as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and exhibits to the registration statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this registration statement and to sign any and all additional registration statements relating to the same offering of securities as this registration statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Michael Feldschuh	President, Chief Executive Officer and	May 9 , 2018
Michael Feldschuh	Chairman (Principal Executive Officer)

/s/ John Wilkens	Chief Financial Officer (Principal	May 9 , 2018
John Wilkens	Financial and Accounting Officer)

/s/ James Lombard	Director	May 9 , 2018
James Lombard

/s/ Martin S. Wolpoff	Director	May 9 , 2018
Martin S. Wolpoff

/s/ Edward Feuer	Director	May 9 , 2018
Edward Feuer

/s/ Bernhard Saxe, Esq.	Director	May 9 , 2018
Bernhard Saxe, Esq.

/s/ Johnathan Feldschuh	Director	May 9 , 2018
Johnathan Feldschuh

Signature Page

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

(n)	WithumSmith+Brown, PC